Acquisitions and Dispositions (Details) (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Unaudited Pro Forma Statements of Operations Data
Pro forma net sales	$ 13,564	$ 13,579
Pro forma income from continuing operations, net of tax	836	787
Pro forma net income attributable to L-3	$ 967	$ 931
Pro forma diluted earnings per share from continuing operations	$ 7.15	$ 6.57
Pro forma diluted earnings per share	$ 8.36	$ 7.87